EXHIBIT (a)(1)-B


                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                        THE VERMONT TEDDY BEAR CO., INC.

                   Tendered Pursuant to the Offer to Purchase
                              Dated August 21, 2002

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
  AT 5:00 P.M., EASTERN TIME, ON FRIDAY, SEPTEMBER 27, 2002 UNLESS THE OFFER IS
                                   EXTENDED.
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                        The Depositary For The Offer Is:
                   Continental Stock Transfer & Trust Company

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By First Class Mail:                               By Hand Delivery, Overnight, Certified or Express Mail:

Continental Stock Transfer & Trust Company         Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor                        17 Battery Place, 8th Floor
Attention: Reorganization Dept                     Attention: Reorganization Dept
New York, NY 10004                                 New York, NY 10004

By facsimile: (212) 616-7610                       Confirm facsimile by telephone:  (212) 509-4000, Ext. 536
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For this Letter of Transmittal to be validly delivered, it must be received by
Continental Stock Transfer & Trust Company (the "Depositary") at the above address (together with the other documents detailed in this Letter of
Transmittal and the accompanying instructions) before our offer expires.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND DELIVERED.

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                     DESCRIPTION OF SHARES TENDERED (BOX I)
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 Print Name(s) and Address(es) of Registered Holder(s) (Please fill                    Shares Tendered
 in exactly as name appears on share certificate(s)                           (attach additional signed list
                                                                                        if necessary)
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(Attach additional signed list if necessary.  See Instruction 9)                         Total        Total
                                                                                       Number of    Number of
                                                                        Certificate     Shares       Shares
                                                                         Number(s)    Represented  Tendered**
                                                                                          by
                                                                                      Certificate(s)*
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                                                                       Total Shares:
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*  DOES NOT need to be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares represented by each certificate delivered to the Depositary are being tendered.

See Instruction 4.

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This Letter of Transmittal is to be completed only if:

(a) the certificates representing the shares are sent with this Letter of Transmittal, or

(b) the shares will be tendered concurrently with the delivery of this Letter of Transmittal by book-entry transfer to an account maintained by Continental Stock Transfer & Trust at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 2 of the Offer to Purchase, unless (1) an Agent's Message (as defined in
          Section 2 of the Offer to Purchase) is used or (2) the acknowledgement required by the Automated Tender Offer Program is provided.

          Shareholders who wish to tender their shares but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to Continental Stock & Transfer Company on or prior to the expiration date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

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    ADDITIONAL INFORMATION IF SHARES HAVE BEEN LOST, ARE BEING DELIVERED BY
  BOOK-ENTRY TRANSFER, OR ARE BEING DELIVERED PURSUANT TO A PREVIOUS NOTICE OF
                              GUARANTEED DELIVERY

[ ] Check here if any certificates representing shares you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated and contact Continental Stock Transfer & Trust Company at
         (212) 509-4000 x 536. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated.

         (FOLLOWING TWO BOXES FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] Check here if tendered shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following:

         Name of Tendering Institution:  _______________________________________
         Account No.: ___________________________________________________
         Transaction Code No.: _______________________________________________

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
         FOLLOWING:

         Names of Registered Holder(s): ________________________________________
         Window Ticket Number (if any): _______________________________________
         Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Institution which Guaranteed Delivery: ________________________ DTC Participant Number: ____________________________________________
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                 (ODD LOT SHAREHOLDERS ONLY - SEE INSTRUCTION 6)

         To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[_] is the beneficial owner or record owner of an aggregate of fewer than 100 shares, all of which are being tendered, or

[_] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all such shares.
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

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                          SPECIAL PAYMENT INSTRUCTIONS
                           (See Instructions 5 and 8)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer facility other than the account designated above.

Issue:      [ ] Check and/or
            [ ] Share certificate(s) to:

Name: ________________________________________________
                    (Please Print)

Address: _____________________________________________


______________________________________________________
                  (Include Zip Code)

______________________________________________________
     (Taxpayer Identification or Social Security No.)
             (See Substitute Form W-9 herein)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number: ____________________________

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                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 5 and 8)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail:      [ ] Check and/or
           [ ] Share certificate(s) to:

Name: _________________________________________________
                  (Please Print)

Address: ______________________________________________

_______________________________________________________
(Include Zip Code)

_______________________________________________________
   (Taxpayer Identification or Social Security No.)


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         The Vermont Teddy Bear Co., Inc. has no obligation, pursuant to the
"Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if The Vermont Teddy Bear Co., Inc. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

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NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX LABELED "IMPORTANT - SHAREHOLDERS
SIGN HERE" CONTAINED IN ONE OF THE FOLLOWING PAGES

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:  Continental Stock Transfer & Trust Company:

         The person signing this Letter of Transmittal hereby tenders to The Vermont Teddy Bear Co., Inc., a New York corporation (the "Company"), the above-described shares of its common stock, par value $0.05 per share, at a price per share of $3.50, pursuant to the Company's offer to purchase up to 3,000,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 21, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the Offer.

         Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to (or upon the order of) the Company all right, title and interest in and to all shares tendered and orders the registration of the shares tendered by book-entry transfer and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares, with full knowledge that Continental Stock Transfer & Trust Company also acts as the agent of the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

     (1) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by that Continental Stock Transfer & Trust Company, as the undersigned's agent, of the purchase price with respect to the shares;

     (2) present certificates for the shares for cancellation and transfer on the books of the Company; and

     (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the offer.

The undersigned hereby represents and warrants to the Company that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares being tendered or equivalent securities at least equal to the shares being tendered and (ii) the tender of the shares complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by Continental Stock Transfer & Trust Company or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby; and

     (4)  the undersigned has read and agrees to all of the terms of the Offer.

         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The Vermont Teddy Bear Co., Inc.'s acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase.

         The undersigned understands that the Company will pay for shares validly tendered and not withdrawn pursuant to the offer taking into account the number of shares so tendered. The undersigned understands that all shares properly tendered and not withdrawn will be purchased at the price of $3.50 per share, all of which dollar amounts shall be net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer to Purchase, including its proration provisions, and that the Company will return all other shares not purchased because of proration. The undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby. Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s)of the undersigned, and, in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any shares purchased and/or any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated.

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                                    IMPORTANT

                             SHAREHOLDERS SIGN HERE

               (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED
                         IN THIS LETTER OF TRANSMITTAL)


(Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

___________________________________________________________________________

___________________________________________________________________________
                        (Signature(s) of Shareholder(s))

Dated __________________________, 2002

Name(s): ___________________________________________________________________

Capacity (full title): _____________________________________________________

Address (Include Zip Code): ________________________________________________

Area Code and Telephone No.: _______________________________________________

Tax Identification Number or Social Security Number
         (see substitute Form W-9 included herewith): ______________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s)authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _____________________________________________________
Name: _____________________________________________________________________
Name of Firm: _____________________________________________________________
Title: ____________________________________________________________________
Address:___________________________________________________________________
Area Code and Tele. No.: __________________________________________________
Dated: __________________, 2002

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     TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES. PLEASE
     RETURN THIS SUBSTITUTE W-9 WITH THE LETTER OF TRANSMITTAL. DO NOT SENT TO THE INTERNAL REVENUE SERVICE.

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  SUBSTITUTE REQUEST FOR        PART 1 - TAXPAYER IDENTIFICATION NUMBER (TIN)
  TAXPAYER IDENTIFICATION
 NUMBER AND CERTIFICATION
         FORM W-9               Name         ______________________________

Give form to the requester.     Address      ______________________________
  Do not send to the IRS                     Number and Street

DEPARTMENT OF THE TREASURY                   ______________________________
  INTERNAL REVENUE SERVICE                   City, State, Zip

                                Enter your TIN in the appropriate space. For individuals, this is your social security number
                                (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.

                                Social security number: ______________________or

                                Employer identification number: _______________.

                                ------------------------------------------------
                                PART 2 - CERTIFICATION

                                UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

                                2.   I am not subject to backup withholding
                                     because: (a) I am exempt from backup
                                     withholding, or (b) I have not been
                                     notified by the Internal Revenue
                                     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

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CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE:  ______________________________  DATE: ______________________________
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How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www. irs.gov.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

SIGNATURE: ____________________________  DATE:____________________________
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NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN
BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer.


1. Guarantee of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case payment and delivery will not be made to the holder; or

(b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

In all other cases, including if you have completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (a) or (b) below must happen:

(a) The Depositary must receive all of the following at its address on the front page of this Letter of Transmittal before or on the date the tender offer expires:

     o either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

     o one of (i) properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "Agent's Message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "Automated Tender Offer Program" described in this Instruction 2; and

     o    any other documents required by this Letter of Transmittal.

(b)      You must comply with the guaranteed delivery procedure set forth below.

Book-Entry Delivery. Any institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of the shares by causing the Book-Entry Transfer Facility to transfer shares into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Agent's Message. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against them.

Automated Tender Offer Program. Participants in the Book-Entry Transfer Facility may also tender their shares in accordance with the Automated Tender Offer Program to the extent it is available to them for the shares they wish to tender. A shareholder tendering through the Automated Tender Offer Program must expressly acknowledge that the shareholder has received and agrees to be bound by this Letter of Transmittal and that we may enforce such agreement against him, her or it.

Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

(a)      the tender is made by or through an Eligible Institution;

(b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c) all of the following are received by the Depositary within three New York Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery;

     o either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

     o one of (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "Agent' s Message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "Automated Tender Offer Program" described in this Instruction 2; and

(d)      any other documents required by this Letter of Transmittal.

The method of delivery of all documents, including certificates for shares, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, the Company recommends that you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 4 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the Book-Entry Transfer Facility .In each case, shares will be returned or credited without expense to the shareholder.

5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any tendered shares are registered indifferent names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles) as there are different registrations of certificates.

(d) Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) Signatures of Fiduciaries. If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of his or her authority to so act.

6. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

7. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which their shares are to be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

8. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

9. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and the Company's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by The Company. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as The Company will determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

10. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent, D.F. King & Co., Inc., 77 Water Street, New York, NY 10005. Banks and brokers, call collect:
(212) 269-5550; all others call toll free: (800) 431-9642.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding. If the Payee lacks a TIN, the Payee should
(i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit the appropriate completed IRS Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

12. Withholding For Non-United States Shareholders. The Depositary generally will withhold United States federal income taxes equal to 30% of the gross proceeds payable to the non-United States holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because of gross proceeds are effectively connected with the conduct of a trade or business within the United States.

To obtain a reduced rate of withholding under a tax treaty, a non-United States holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or successor form). To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a non-United States holder must deliver to the Depositary a properly completed and executed IRS Form W -8ECI (or successor form). A non-United States holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the offer in the manner and to the extent described in Section 13 of the Offer to Purchase as if it were a United States holder. The Depositary will determine a shareholder's status as a non-United States holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted.

A non-United States holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

13. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should communicate in writing with the depositary, Continental Stock Transfer & Trust Company, or call the depositary at (202) 509-4000, Ext. 536, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the depositary immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER INDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper identification number to give the payer - Social Security numbers (SSNs) have nine digits separated by two hyphens: e.g., 000-000-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT                                  GIVE THE SOCIAL SECURITY NUMBER OF:
1.  An individual's account                               The individual
2.  Two or more individuals (joint account)               The actual owner of the account or, if combined
                                                          funds, the first individual on the account/1/
3.  Husband and wife (joint account)                      The actual owner of the account or, if combined
                                                          funds, the first individual on the account/1/
4.  Custodian account of a minor                          The minor/2/
      (Uniform Gift to Minors Act)
5.  Adult and minor (joint account)                       The actual owner of the account or, if combined
                                                          funds, the first individual on the account/1/
6.  Account in the name of the guardian or committee      The ward, minor or incompetent person/3/
for a designated ward, minor or incompetent person.
7.  a.  The usual revocable savings trust account         The grantor-trustee/1/
          (grantor is also trustee)

     b.  So-called trust account that is not a legal or   The actual owner/1/
          valid trust under State law

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
FFOR THIS TYPE OF ACCOUNT:                                GIVE THE EMPLOYER IDENTIFICAITON NUMBER OF:
8.  Sole proprietorship account                           The owner of/4/
9.  A valid trust, estate, or pension trust               The legal entity (Do not furnish the identifying
                                                          number of the personal representative or trustee
                                                          unless the legal entity itself is not designated in
                                                          the account title.)/5/
10.  Corporate account                                    The corporation
11.  Religious, charitable or educational organization    The organization
account
12.  Partnership account held in the name of the          The partnership/6/
business
13.  Association, club or other tax-exempt organization   The organization
14.  A broker or registered nominee                       The broker or nominee
15.  Account with the Department of Agriculture in the    The public entity
name of a public entity (such as a State or local
government, school district, or prison) that receives
agricultural program payments

----------
/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
/2/  Circle the minor's name and furnish the minor's SSN
/3/ Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.
/4/ Show the name of the owner but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.
/5/ List first and circle the name of the legal trust, estate, or pension trust.
/6/  This also applies to a limited liability company with at least two members.
     NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on all payments include the following:

o    Certain corporations.
o    Certain financial institutions.
o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirement of Section 401(f)(2).
o    The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o    An international organization or any agency or instrumentality thereof.
o Certain dealers in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
o    Certain real estate investment trusts.
o Certain common trust funds operated by a bank under Section 584(a) of the Code.
o Certain exempt charitable remainder trusts described in Section 644 of the Code and certain non-exempt trusts described in Section 4947 of the Code.
o Certain entities registered at all times under the Investment Company Act of 1940.
o    Certain foreign central banks of issue.
o Certain futures commission merchants registered with the Commodity Futures Trading Commission.
o Certain middlemen known in the investment community as nominees or custodians.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o    Payments made by certain foreign organizations.
o    Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
o    Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
o    Payments made by certain foreign organizations.
o    Mortgage or student loan interest paid to you.

Exempt payees described above should file the Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, check the box provided to indicate that you are exempt from backup withholding, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed Internal Revenue Form W-8 (Certificate of Foreign Status).

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

         Privacy Act Notice. Section 6109 of the Code requires you to give taxpayer identification numbers to payers who must report the payment to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES:

(1) Penalty for Failure to Furnish Taxpayer Identification Number - If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments - If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.

(3) False Information With Respect to Withholding - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certifications or affirmations may also subject to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE.